Exhibit 25.1




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                    ----------------------------------------

                      J. P. MORGAN TRUST COMPANY, NATIONAL
                      ASSOCIATION (Exact name of trustee as
                            specified in its charter)
                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

101 California Street, Floor 38
San Francisco, California                                                  94111
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                               EXELON CORPORATION
               (Exact name of obligor as specified in its charter)

     PENNSYLVANIA                                                     23-2990190
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

10 South Dearborn Street - 37th Floor
P.O. Box 805379
Chicago, IL                                                           60680-5379
(Address of principal executive offices)                              (Zip Code)

                     % UNSECURED SENIOR DEBT SECURITIES DUE
                       (Title of the indenture securities)

        ----------------------------------------------------------------

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Item 1.                                                     General Information.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with Obligor.

     If the Obligor is an affiliate of the trustee, describe each such affiliation.

     None.

No responses are included for Items 3 through 15 of this form T-1 because the Obligor is not in default as provided under Item 13.

Item 16.         List of Exhibits.

     List below all exhibits filed as part of this statement of eligibility.

     Exhibit   1.   Articles of Association of the Trustee as Now in Effect (see
                    Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

     Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

     Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit   5.   Not Applicable

     Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

     Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit   8.   Not Applicable

     Exhibit   9.   Not Applicable




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                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cleveland, and State of Ohio, on the 5th day of September, 2003.


                                           J. P. Morgan Trust Company, National
                                           Association


                                               By   /s/ :Lisa J. Garrett
                                                 -------------------------------
                                                    Lisa J. Garrett
                                                    Vice President










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Exhibit 7.          Report of Condition of the Trustee.
--------------------------------------------------------------------------------


Consolidated Report of Condition of         J.P. Morgan Trust Company, N.A.,
                                            --------------------------------
(formerly Chase Manhattan Bank and Trust Company, N.A.)
------------------------------------------------------
                                              (Legal Title)

Located at 1800 Century Park East, Ste. 400       Los Angeles, CA         90067
           ---------------------------------------------------------------------
               (Street)                           (City)       (State)     (Zip)

as of close of business on          June  30, 2003
                           -----------------------------------

================================================================================
================================================================================
ASSETS DOLLAR AMOUNTS IN THOUSANDS




                               J. P. Morgan Trust Company, National Association

                                            Statement of Condition


                                                 June 30, 2003



                                                                                   ($000)
                                                                                   ------

                     Assets
                        Cash and Due From Banks                                        $ 30,669

                        Securities                                                      106,073

                        Loans and Leases                                                 41,488

                        Premises and Fixed Assets                                         9,168

                        Intangible Assets                                               162,542

                        Other Assets                                                     17,245
                                                                             -------------------

                           Total Assets                                               $ 367,185
                                                                             ===================


                                       4


                     Liabilities

                        Deposits                                                       $ 97,653

                        Other Liabilities                                                47,491
                                                                             -------------------

                           Total Liabilities                                            145,144


                     Equity Capital

                        Common Stock                                                        600

                        Surplus                                                         181,587

                        Retained Earnings                                                39,854
                                                                             -------------------

                           Total Equity Capital                                         222,041
                                                                             -------------------


                           Total Liabilities and Equity Capital                       $ 367,185
                                                                             ===================



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